Financial Risks	12 Months Ended
Dec. 31, 2022
Financial Risks
Financial Risks

Note 20 Financial Risks

Through its operations, the Group is exposed to a variety of financial risks: credit risk, market risk (currency risk, interest rate risk and other price risk), refinancing risk and liquidity risk. The Group’s overall risk management focuses on the unpredictability of the financial markets and it endeavors to minimize potentially unfavorable effects on the Group’s financial results.

The Group’s financial transactions and risks are managed centrally through the Group’s CFO and CEO. The overall objective for financial risks is to provide cost-efficient financing and liquidity management and to ensure that all payment commitments are managed in a timely manner.

The Board prepares written policies for both the overall risk management and for specific areas, such as credit risks, currency risks, interest rate risks, refinancing risks, liquidity risks and the use of derivative instruments and investment of surplus liquidity.

Credit Risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument, leading to a financial loss for the Group. The Group’s exposure to credit risk, except for accounts receivable as described below, is limited to deposits with banks with high credit ratings, which means the Group is of the opinion that there is no material credit risk related to deposits with bank.

Credit risk accounts receivable

The payment terms amount to 30-45 days depending on the counterparty.

Days past due, but not impaired, receivables on the closing balance is given below. Of accounts receivable net, SEK 71,825 is to an individual major customer as of December 31, 2022.

	December 31,
Accounts receivable	2022	2021
Gross accounts receivable	79,873	—
Provisions, expected credit losses	(1,170)	—
Net accounts receivable	78,703	—

Maturity structure accounts receivable
Accounts receivable, not yet due	79,873	—
Provisions, expected credit losses	(1,170)	—
Net book value	78,703	—

Provisions for expected credit losses
Opening balance, expected credit loss provisions	—	—
This years provisions	(1,170)	—
Closing balance, expected credit loss provisions	(1,170)	—

The credit quality of receivables that are not past due or written down is deemed to be good. See Note 3 Revenue from Contracts with Customers for further information.

Market Risks

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The type of market risk that impacts the Group is currency risk.

Interest Rate Risk

Interest rate risk is the risk that would be adversely impacted by changes in interest rates resulting from increased interest costs. Calliditas exposure to interest rate risk mainly occurs through external loans and cash. Calliditas financing sources primarily consist of equity and borrowings. In the case of interest-bearing liabilities, the Group is exposed to interest rate risk. The Group does not currently have any variable interest rate and as of December 31, 2022 the carrying amount of Non-current interest-bearing liabilities are in all material respect an approximation of the present value.

Foreign Currency Risk

Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. The primary exposure derives from the Group’s sales and purchases in foreign currencies. This exposure is known as transaction exposure. Currency risk is also found in the translation of the assets and liabilities of foreign operations to the Parent Company’s functional currency, known as translation exposure.

Transaction Exposure

Transaction exposure from contracted payment flows in foreign currency is limited in the Group. Refer to the table below for exposure in each currency.

		Operating
Currency exposure 2022 (%)	Revenue	expenses
USD	68%	20%
EUR	32%	48%
GBP	—	4%
SEK	—	27%
Other currencies	—	1%

		Operating
Currency exposure 2021 (%)	Revenue	expenses
USD	14%	43%
EUR	86%	36%
GBP	—	3%
SEK	—	18%

		Operating
Currency exposure 2020 (%)	Revenue	expenses
USD	100%	35%
EUR	—	36%
GBP	—	6%
SEK	—	23%

As presented in the table above, the Group’s primary transaction exposure is in Euro and U.S. dollar. A 10% stronger Euro against the Swedish Krona would have a negative impact on profit after tax and equity of approximately SEK 23,132, SEK 909 and SEK 10,247 in 2022, 2021 and 2020, respectively. A 10% stronger U.S. dollar against the Swedish Krona would have a negative impact on profit after tax and equity of approximately SEK 9 624, SEK 22,402 and pos. SEK 9,979 in 2022, 2021 and 2020, respectively.

Translation Exposure

The Group also has translation exposure that arises on the translation of earnings and net assets of foreign subsidiaries to the Swedish Kronor. Translation against U.S. dollar amounted to SEK 48,771 and SEK 18,270 as of December 31, 2022 and 2021, respectively. A 10% stronger Swedish Krona against the U.S. dollar would have a positive impact on equity of approximately SEK 4,877 and SEK 1,827 as of December 31, 2022 and 2021, respectively. Translation against Euros amounted to SEK -322,135 and SEK -93,814 as of December 31, 2022 and 2021, respectively. A 10% stronger Swedish Krona against Euros would have a negative impact on equity of approximately SEK 32,214 and SEK 9,381 as of December 31, 2022 and 2021, respectively.

The Group also has a translation exposure arising from the translation of foreign accounts payable to the Swedish Kronor. This exposure amounted to SEK 19,377 and SEK 29,236 as of December 31, 2022 and 2021, respectively, and in U.S. dollars SEK 80,655 and SEK 10,707 in Euros as of December 31, 2022 and 2021, respectively. A 10% stronger U.S. dollar against the Swedish Krona would have a negative impact on profit after tax and equity of approximately SEK 1,938 and SEK 2,924 as of December 31, 2022 and 2021, respectively. A 10% stronger Euro against the Swedish Krona would have a negative impact on profit after tax and equity of approximately SEK 8,065 and SEK 1,071 as of December 31, 2022 and 2021. respectively.

Refinancing Risk

Refinancing risk refers to the risk that cash are not available and the risk that financing cannot be secured at a reasonable cost or at all. The Group is financed with equity, external loan financing and income from operations. The main risks relate to not receiving further contributions from shareholders, external loans or in the event of continued negative cash flow from operations.

Liquidity Risk

Liquidity risk is the risk that the Group encounters difficulties in meeting its obligations associated with financial liabilities. The Board manages liquidity risks by continuously monitoring cash flow so that it can reduce liquidity risk and ensure its solvency. Given that the Parent Company currently does not have its own earning ability, the Board carries out long-term work with owners and independent investors to ensure that liquidity is available to the Parent Company when a need arises.

The Group’s contractual and undiscounted interest payments and repayments of financial liabilities are presented in the table below. Amounts in foreign currency were translated to SEK at the closing balance rate. Financial instruments with variable interest rates were measured at the rate on the closing balance. Liabilities were included in the earliest period when repayment is required. For future lease payments see Note 8 Leases.

	December 31, 2022
Maturity analysis	<6 months	6-12 months	2-5 years
Contingent consideration	—	—	75,880
Non-current interest-bearing liabilities	—	—	713,030
Non-current lease liabilities	—	—	15,792
Other non-current liabilities	—	—	4,350
Accounts payable	160,404	—	—
Other current liabilities	13,288	9,409	—
Accrued expenses	121,865	14,581	—

	December 31, 2021
Maturity analysis	<6 months	6-12 months	2-5 years
Contingent consideration	—	—	54,399
Non-current interest-bearing liabilities	—	—	189,164
Non-current lease liabilities	—	—	24,052
Accounts payable	67,971	—	—
Other current liabilities	7,906	4,796	—
Accrued expenses	47,753	5,800	—

Non-current interest-bearing liabilities

	December 31,
	2022	2021
Opening balance	189,164	—
New borrowings, net	491,745	199,524
Transaction costs paid	(1,260)	(14,858)
Interest expense	4,874	2,145
Exchange difference on translation	28,507	2,353
Closing balance	713,030	189,164

In July 2021, Calliditas signed a loan agreement of up to the euro equivalent of USD 75 million with Kreos Capital. The loan facility is divided into three tranches of USD 25 million each. Draw down of the first USD 25 million tranche was made in 2021. Draw down of the second tranche of USD 25 million was made in June 2022 and draw down of the third and final USD 25 million tranche was made December 2022. The interest rate on the loan is 9 % per annum with a maturity to December 2025, which is recognized in Financial expenses. The loan has no financial covenants.